Amedisys Investor Presentation May 2014 Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any
forward-looking
statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on
Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at
(225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.

WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WISCONSIN
SOUTH DAKOTA
MICHIGAN
NEW YORK
WYOMING
IOWA
NEBRASKA
PENNSYLVANIA
NEVADA
UTAH
ILLINOIS
INDIANA
OHIO
COLORADO
KANSAS
MISSOURI
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISSISSIPPI
TEXAS
LOUISIANA
ALASKA
HAWAII
NEW HAMPSHIRE
VERMONT
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
WASHINGTON, D.C.
MARYLAND
WEST VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
ALABAMA
GEORGIA
FLORIDA
PUERTO RICO

Amedisys Snapshot
Overview
•
Founded in 1982,
publicly listed 1994
•
396 care centers in 34
states
•
Over 13,500 employees
•
Over 60,000 patients
cared for on a daily basis
•
2013 revenue of
approximately $1.25
billion
Amedisys Home Health Care Centers (316 locations)
Amedisys Hospice Care Centers (80 locations)

Business Overview
Business
$ (in millions)  /
% of Revenue
Revenue per
Visit / Revenue
per Day
Gross Margin %
Reimbursement
Type
Home Health
Medicare $189 / 63% $157 42.4% 60-day episode of care
Non-Medicare Episodic
$20 / 7%
$154 41.5% 60-day episode of care
Non-Medicare Per Visit $28 / 9% $108 16.5% Per visit
Total Home Health $237 / 79%
Hospice $62 / 21% $146 46.7% 99% routine care; daily rate
Total $299 / 100%
Based on 1Q14 financials. Gross margin computed by subtracting cost per visit from revenue per visit in home health and cost per day from hospice revenue per day

Favorable Long Term Trends
• Compelling demographics
• Patient preference
• Increased payer and hospital focus
• Low cost of care delivery
Inpatient
Hospital
LTAC IRF SNF Hospice
Home
Health
Average cost of stay $12,000 $39,493 $17,995 $10,392 $11,852 $5,294
Average length of stay 5 days 26 days 13 days 27 days 88 days 120 days
Average per diem cost $2,448 $1,507 $1,395 $399 $135 $44
Source: MedPAC March 2014 report and Amedisys estimates; hospital information is for inpatient facilities only and is estimated based on patient discharges

($ in millions, except per share data)
2012
(1)
2013
(1)
Net Revenue $1,441 $ 1,249
Gross Margin % 43.7% 42.5%
Adjusted EBITDA $106 $ 54
Adjusted EBITDA Margin 7.3% 4.4%
Adjusted EPS $1.15 $0.27
1. The financial results for 2012 and 2013 are adjusted for certain items incurred in both years and should be considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on
March 12, 2014.
Summary Financials

Summary Financials – Quarterly
($ in millions, except per share data)
1Q13
(1)
4Q13
(2)
1Q14
(1)
Net Revenue $329 $304 $299
Adj. Gross Margin % 43.5% 40.9% 41.0%
Adjusted EBITDA $18 $8 $6
Adjusted EBITDA Margin 5.6% 2.5% 1.8%
Adjusted EPS $0.15 ($0.05) ($0.07)
1. The financial results for the three-month period ended March 31, 2013 and March 31, 2014 are adjusted for certain items and should be considered a non-
GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and
Exchange Commission on May 8, 2014
2. The financial results for the three-month period ended December 31, 2013 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange
Commission on March 12, 2014

($ in millions)
1Q13
(1)
4Q13
(2)
1Q14
(1)
Net Revenue $262 $238 $237
Adj. Gross Margin % 42.6% 39.4% 39.5%
Key Operating Statistics
Medicare admissions 50,007 45,405 46,527
Revenue per episode $2,778 $2,840 $2,778
Medicare recert rate 37.8% 37.1% 38.2%
Cost per visit $83.89 $90.21 $90.28
Home Health Segment
1. The financial results for the three-month period ended March 31, 2013 and March 31, 2014 are adjusted for certain items and should be considered a non-
GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and
Exchange Commission on May 8, 2014
2. The financial results for the three-month period ended December 31, 2013 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange
Commission on March 12, 2014

($ in millions)
1Q13
(1)
4Q13
(2)
1Q14
(1)
Net Revenue $67 $65 $62
Adj. Gross Margin % 47.1% 46.5% 46.8%
Key Operating Statistics
Average daily census 5,071 4,866 4,721
Admissions 4,957 4,371 4,595
Revenue per day $145.98 $145.60 $145.95
Cost per day $77.04 $77.63 $77.47
Hospice Segment
1. The financial results for the three-month period ended March 31, 2013 and March 31, 2014 are adjusted for certain items and should be considered a non-
GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and
Exchange Commission on May 8, 2014
2. The financial results for the three-month period ended December 31, 2013 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange
Commission on March 12, 2014

Summary Balance Sheet
Assets ($ in MM) 12/31/12 12/31/13 3/31/14
Cash $15 $17 $3
Accounts Receivable, net 169 111 115
Property and Equipment 157 159 157
Goodwill 210 209 209
Other 180 230 243
Total Assets 731 726 727
Liabilities and Equity
Other Liabilities $176 $157 $171
Debt 103 47 43
DOJ Settlement Reserve -- 150 150
Equity 452 372 363
Total Liabilities and Equity 731 726 727
Leverage Ratio 1.1x 2.9x 3.2x
Days Sales Outstanding 42 32 34

1Q14 Restructuring – Impact on Results
Portfolio Rationalization
• 54 care centers closed or consolidated
• This group, in addition to previous closures, reduced EBITDA by $4 million in 1Q14
• 10 care centers sold in April
• 16 lower volume care centers retained
• 396 core care centers generate ~$3M in average annual revenue
G&A Expense Reduction
• Reduced G&A levels appropriate for reduced size and geographic footprint
• G&A review is ongoing
• Full run rate of reductions ($2.5 million/quarter) beginning in 3Q14
• Full run rate of EBITDA improvement in 3Q14

Amedisys Turnaround – Focus Areas
Continuing to deliver clinical excellence
• Trend of clinical outcomes improving
Driving consistent organic growth
• Seeing positive volume trends from core group of care centers
Getting “back to basics” on core operations
• Focus on managing direct costs
Capital allocation strategy
• Clear ROI for shareholders

Contact Information
Dale Redman
Interim Chief Financial Officer
dale.redman@amedisys.com
David Castille
Director, Treasury/Finance
david.castille@amedisys.com
Amedisys, Inc.
5959 S. Sherwood Forest Blvd.
Baton Rouge, LA 70816
Office: 225.292.2031